3DSYSTEMS

FOURTH QUARTER & FULL YEAR 2014 CONFERENCE CALL AND WEBCAST



MANUFACTURING*THE*FUTURE

WWW.3DSYSTEMS.COM | NYSE:DDD

PRESENTERS

Stacey Witten	• Vice President, Investor Relations
Avi Reichental	• President & Chief Executive Officer
Ted Hull	• Executive Vice President & Chief Financial Officer
Andy Johnson	• Executive Vice President & Chief Legal Officer

WELCOME WEBCAST VIEWERS

To listen to the conference via phone and to ask questions during our Q&A session, please dial:

- **1-877-407-8291 in the United States**
- **1-201-689-8345 from outside the United States**

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K. These are available at www.SEC.gov.

OPERATING RESULTS

Avi Reichental
President & CEO



MANUFACTURING*THE*FUTURE

FOURTH QUARTER 2014 HIGHLIGHTS

Record revenue of $187.4 million, GAAP earnings of $0.01 per share and non-GAAP earnings of $0.21 per share. Significant foreign currency headwinds reduced our total revenue by $6 million during the quarter

- **Products, including materials, revenue grew by 16% and services by 33%**
- **EMEA revenue grew by 46% and 28% organically**
- **Channel productivity, primarily in North America, fell well short of expectations, restricting total organic growth to 7%**
- **Direct metals and healthcare revenue increased by 178% and 96%, respectively**
- **Consumer revenue increased 68% rebounding strongly on availability of new products**

Order book held steady at $46.5 million, even as revenue increased by 12% sequentially

Generated $23.2 million of cash from operations during the quarter, ended 2014 with $284.9 million of cash on hand

- All comparisons on this slide are as compared to fourth quarter 2013 unless otherwise noted

REVENUE HIGHLIGHTS

FULL YEAR


$ in millions
Design & Manufacturing
Healthcare
Consumer
$609.8
$478.6
$129.3
$71.7
$43.8
$34.8
2014
2013
27%
80%
26%

Design and manufacturing sales grew on strengthening demand

Expanded portfolio drove higher demand for our healthcare solutions

Consumer contribution increased on new products availability

HEALTHCARE

During 2014, we expanded our digital thread from training room to operating room


CAGR of 80%
$13.1
$14.1
$18.9
$16.9
$21.8
$21.7
$27.5
$37.4
$42.8
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14

$ in millions



Open-ended opportunities



Digital thread from training room to operating room



Annual growth of 80%, sequential growth of 14%



Strong organic growth of 34% for Q4 and 46% for the year

DIRECT METALS



$50
$40
$30
$20
$10
$0
$14
$39
175% annual growth
2013*
2014



We ended 2014 at the higher end of our expected revenue range



Revenue increased 178% compared to the fourth quarter of 2013



Revenue grew 175% compared to 2013* revenue



Revenue increased 73% sequentially



Significant opportunities in manufacturing of aerospace parts, functional automotive assemblies, and ready to use medical devices

*2013 represents proforma results inclusive of Phenix Systems revenue prior to its acquisition by 3DS in July 2013

GROWTH IN DESIGN & MANUFACTURING UNITS


9%
356%
Jetting
SLA
2013
2014


89%
167%
SLS
DMP*
2013
2014

We placed 70% more design and manufacturing printer units in 2014 than the prior year

- 356% increase in SLA
- 89% increase in SLS
- 167% increase in DMP*

Jetting printers shouldered the bulk of channel weakness, primarily in North America

*2013 represents proforma results inclusive of Phenix Systems units sold prior to its acquisition by 3DS in July 2013

CHANNEL PERFORMANCE



Q4 Growth
$100
$80
$60
$40
$20
$0
13%
46%
11%
Americas
EMEA
Asia-Pac
2013
2014



Full Year Growth
$375
$300
$225
$150
$75
$0
17%
47%
30%
Americas
EMEA
Asia-Pac
2013
2014

- **Our EMEA channel delivered impressive growth despite foreign currency headwinds**
- **We are taking decisive steps to improve the productivity and coverage of our North American and APAC channels to the level of our EMEA region, and expect continued progress throughout 2015**

EFFECTIVE RETURNS ON R&D INVESTMENT



$ in millions
$300
$250
$200
$150
$100
$50
$-
$23
$132
6X
$44
$231
5X
$75
$272
4X
2012
2013
2014
R&D Expense
New Product Revenue

Our effective R&D investments contributed to a 44% increase in new products revenue over the past two years and delivered 27 new products in 2014 alone

Included in our 2014 R&D investments was the strategic addition of the Xerox Wilsonville team that is working on several breakthrough new products that are designed to fuel incremental revenue growth, beginning in the second half of 2015

FINANCIAL REVIEW

Ted Hull
Executive Vice President & CFO



MANUFACTURING*THE*FUTURE

FOURTH QUARTER GAAP OPERATING RESULTS

$ in millions, except earnings per share

Drivers	2014	2013	% Change Favorable/ (Unfavorable)
Revenue	**$ 187.4**	**$ 154.8**	**21.1%**
Gross Profit	**$ 89.8**	**$ 80.1**	**12.1%**
Gross Profit Margin	*47.9%*	*51.7%*	
Operating Expenses	**$ 85.5**	**$ 62.1**	**(37.7%)**
% of Revenue	*45.6%*	*40.1%*	
Operating Income	**$ 4.2**	**$ 18.0**	**(76.5%)**
% of Revenue	*2.3%*	*11.6%*	
3DS Net Income	**$ 1.6**	**$ 11.2**	**(86.2%)**
% of Revenue	*0.8%*	*7.2%*	
Diluted Earnings Per Share	**$ 0.01**	**$ 0.11**	**(90.9%)**

FULL YEAR GAAP OPERATING RESULTS

$ in millions, except earnings per share

Drivers	2014	2013	% Change Favorable/ (Unfavorable)
Revenue	**$ 653.7**	**$ 513.4**	**27.3%**
Gross Profit	**$ 317.4**	**$ 267.6**	**18.6%**
Gross Profit Margin	*48.6%*	*52.1%*	
Operating Expenses	**$ 291.1**	**$ 186.7**	**(55.9%)**
% of Revenue	*44.5%*	*36.4%*	
Operating Income	**$ 26.3**	**$ 80.9**	**(67.5%)**
% of Revenue	*4.0%*	*15.8%*	
3DS Net Income	**$ 11.6**	**$ 44.1**	**(73.6%)**
% of Revenue	*1.8%*	*8.6%*	
Diluted Earnings Per Share	**$ 0.11**	**$ 0.45**	**(75.6%)**

NON-GAAP RECONCILIATION

($ in millions, except per share amounts)	Quarter Ended December 31, 2014	Quarter Ended December 31, 2013	Full Year Ended December 31, 2014	Full Year Ended December 31, 2013
GAAP net income	$ 1.6	$ 11.2	$ 11.6	$ 44.1
Cost of sales adjustments:				
Amortization of intangibles	$ 0.1	$ 0.1	$ 0.3	$ 0.2
Operating expense adjustments:				
Amortization of intangibles	$ 10.9	$ 5.5	$ 39.2	$ 20.4
Acquisition and severance expenses	$ 3.2	$ 1.7	$ 8.0	$ 7.0
Non-cash stock-based compensation expense	$ 9.1	$ 5.0	$ 32.8	$ 13.5
Other expense adjustments:				
Non-cash interest expense	—	$ 0.1	$ 0.2	$ 1.0
Loss on convertible notes	—	—	$ 1.8	$ 11.3
(Gain) loss on litigation and tax settlements	—	—	—	$ 2.5
Tax effect [1]	($ 1.1)	($ 3.9)	($ 18.8)	($ 16.3)
Non-GAAP net income	$ 23.8	$ 19.7	$ 75.1	$ 83.7
Non-GAAP diluted earnings per share	**$ 0.21**	**$ 0.19**	**$ 0.70**	**$ 0.85**

[1] tax effect calculated based on the reported rate for each quarter

- Tables may not foot due to rounding

We use non-GAAP financial measures of adjusted net income and adjusted earnings per share to supplement our unaudited condensed consolidated financial statements presented on a GAAP basis to facilitate a better understanding of the impact that several strategic acquisitions had on our financial results.

REVENUE HIGHLIGHTS

FOURTH QUARTER



$ in millions
Design & Manufacturing
Healthcare
Consumer
$172.4
$145.9
$42.8
$21.8
$15.0
$8.9
18%
96%
68%

Design and manufacturing sales grew on strengthening demand for our products and services

Metal production capacity increased and we expect to be able to continue to meet growing demand for our metals printers

Expanded products and services drove higher demand for our healthcare business

Positive marketplace reception to Cube 3 and CubePro and growing ecosystem of products and services pushed consumer revenue higher

REVENUE GROWTH BY CATEGORY

FULL YEAR 2014


$ in millions
25%
24%
34%
$300
$250
$200
$150
$100
$50
$0
Products
Materials
Services
2013
2014

All categories are contributing to growth

Products, including materials, grew 24%

Services increased 34%

PRINTERS REVENUE AND UNITS PERFORMANCE


Design & Manufacturing Printers Revenue
2013
2014
20% Revenue Growth
Plastics
Metal
Plastics
Metal


Design & Manufacturing Units
70% Growth
2013
2014

GROSS PROFIT MARGIN

$ in millions

Fouth Quarter					
	Q4 2014	Q3 2014	Sequential Change	Q4 2013	YoY Change
Products	33.8%	35.3%	-150bps	43.8%	-1000bps
Materials	75.3%	73.1%	220bps	74.4%	90bps
Services	49.7%	46.3%	340bps	45.9%	380bps
Consolidated GPM	**47.9%**	**47.8%**	**10bps**	**51.7%**	**-380bps**

Full Year			
	2014	2013	YoY Change
Products	35.9%	44.7%	-880bps
Materials	73.4%	73.7%	-30bps
Services	46.9%	45.2%	170bps
Consolidated GPM	**48.6%**	**52.1%**	-350bps

Suppressed gross profit margin from the introduction of new products, manufacturing expansion and unfavorable mix

Fundamentals of business model remain intact and we expect gross profit margin to resume expansion from:

- Increasing materials sales resulting in higher margin category representing a larger portion of total sales
- Gross margins of products recovering after new product transition and ramp
- Continuing operational synergies within our Quickparts network
- Increasing software sales, contributing more revenue at higher gross profit margins

OPERATING EXPENSES

$ in millions

Fourth Quarter						
	GAAP Operating Expenses			Non-GAAP Operating Expenses		
Category	Q4 2014	Q4 2013	% Change Favorable/ (Unfavorable)	Q4 2014	Q4 2013	% Change Favorable/ (Unfavorable)
R&D	$ 22.5	$ 16.6	(35.5%)	$ 22.5	$ 16.6	(35.8%)
% of Revenue	*12.0%*	*10.7%*		*12.0%*	*10.7%*	
SG&A	$ 63.0	$ 45.5	(38.5%)	$ 40.3	$ 33.4	(20.5%)
% of Revenue	33.6%	29.4%		*21.5%*	*21.6%*	
Total Operating Exp	**$ 85.5**	**$ 62.1**	**(37.7%)**	**$ 62.8**	**$ 50.0**	**(25.6%)**
% of Revenue	*45.6%*	*40.1%*		*33.5%*	*32.3%*	

Full Year						
	GAAP			Non-GAAP		
Category	2014	2013	% Change Favorable/ (Unfavorable	2014	2013	% Change Favorable/ (Unfavorable)
R&D	$ 75.4	$ 43.5	(73.3%)	$ 75.4	$ 43.5	(73.4%)
% of Revenue	*11.5%*	*8.5%*		*11.5%*	*8.5%*	
SG&A	$ 215.7	$ 143.2	(50.6%)	$ 135.7	$ 102.4	(32.6%)
% of Revenue	33.0%	27.9%		20.8%	19.9%	
Total Operating Expenses	**$ 291.1**	**$ 186.7**	**(55.9%)**	**$ 211.1**	**$ 145.9**	**(44.7%)**
% of Revenue	*44.5%*	*36.4%*		*32.3%*	*28.4%*	

OPERATING LEVERAGE



$ in millions
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Revenue Line
Non-GAAP Operating Expenses
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14

Operating Expense Expectations

- Continuing operating leverage
- Flattening G&A expense
- Incremental sales and marketing spend in line with revenue growth
- Normalized R&D expenses at 8% - 10% of revenue in 2015

WORKING CAPITAL

$ in millions

	December 2014	December 2013
Cash	$ 284.9	$ 306.3
Accounts Receivable	$ 168.4	$ 132.1
Inventory	$ 96.6	$ 75.1
Accounts Payable	$ 64.4	$ 51.7
Working Capital	$ 432.2	$ 416.4



Operations
CapEx
8%
6%
Acquisitions & Ventures
86%

- **Generated $23 million of cash from operations during Q4 and $51 million for the full year 2014**
- **Paid $107 million of cash for acquisitions and venture investments in Q4**
- **Cash on hand at December 2014 decreased $21 million compared to December 2013**
- **Inclusive of $300 million of proceeds from equity raise completed May 2014, offset by $352 million of cash paid for acquisitions and venture investments during 2014**

PATH TO 2015 GUIDANCE



Growing demand for 3DS products and services
Sufficient capacity supports continued growth trajectory of printers
Increasing materials, software and healthcare revenue will expand gross profit margins
Ongoing infrastructure investment keeps capital expenditures at 3% of revenue
Faster order-to-delivery cycle will enable shipment of a greater portion of the order book each quarter
Continuing operational synergies and greater leverage from tighter integration
Growing Demand
Sufficient Capacity
Expanded GPM
Cost Structure
Operating Velocity
Synergies
Consumer
Discontinuation
Foreign Currency
Channel Productivity
2014 consumer revenue shortfall from delayed products will take a few periods to make up to expected revenue targets
Planned discontinuation of certain legacy products will reduce historical revenue contributions from primarily organic activities
Continuing foreign currency headwinds will mask EMEA performance well into the second half of 2015
North America and APAC Channel coverage and productivity gaps will take several periods to bring up to EMEA levels

FULL YEAR 2015 GUIDANCE

We expect annual revenue for 2015 to be in the range of $850 million to $900 million with greater revenue during the second half of 2015

We expect our GAAP earnings per share to be in the range of $0.35 to $0.45 and our non-GAAP earnings per share to be in the range of $0.90 to $1.10 with greater earnings during the second half of 2015

Our 2015 guidance is fully tax-effected and inclusive of all acquisitions completed to date

OUTLOOK & PROGRESS

Avi Reichental
President & CEO



MANUFACTURING*THE*FUTURE

INFRASTRUCTURE EXPANSION

We continue to increase production capacity to meet growing demand for our comprehensive portfolio of 3D products and services

We increased production capacity for several design, manufacturing and consumer printers at our new 200,000 sq. ft. manufacturing facility in Rock Hill, SC

We brought online and began to ramp production at a second Direct Metal Printers manufacturing facility at our Corvallis, OR contract manufacturer

We completed the ramp up of a new consumer materials manufacturing facility in Barberton, OH

We broke ground on a 70,000 sq. ft. healthcare facility in Littleton, CO

We made significant IT infrastructure, capacity and continuity investments

M&A HIGHLIGHTS

We continue to add synergistic technology, domain expertise and complementary sales channels

We closed the acquisition of Cimatron in February 2015, strengthening our 3D digital design and fabrication portfolio

We acquired botObjects in December 2014, enhancing our desktop product line with the addition of the CubePro C, the first affordable full-color plastic 3D printer

We completed the acquisition of Robtec in November 2014, gaining a strategic growth platform in Latin America

WE ARE BUILDING AN AGILE ENTERPRISE


Unified business practices and shared capabilities
Increased customer intimacy and responsiveness
Integrated global supply chain
Improved working capital management
Enhanced business planning and decision-making speed
Sustainable and scalable company with greater value

OUTLOOK

We have completed a 15-month period of stepped up investments and have put our strategic foundation in place

For us, 2015 is all about execution: leveraging, fine-tuning and scaling our recent investments into sustainable, profitable growth

We plan to advance our reach and penetration in key verticals like healthcare, aerospace, automotive and consumer and expand our overall market share

Q&A SESSION

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions

Please direct all questions through the teleconference portion of this call

To ask questions:

- **U.S.: 1-877-407-8291**
- **International: 1-201-689-8345**

3DSYSTEMS

THANK YOU



MANUFACTURING*THE*FUTURE

WWW.3DSYSTEMS.COM | NYSE:DDD